                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-43

                                 Investment Trust
                             ----------------------
               (Exact Name of Registrant as Specified in Charter)

                 Two International Place, Boston, MA 02110-4103
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-3488
                                                            --------------

                                  Charles Rizzo
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        9/30

Date of reporting period:       03/31/2005

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Small Company Stock Fund

Semiannual Report to Shareholders

March 31, 2005

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Stocks of small-sized companies involve greater risk as they often have limited product lines, markets, or financial resources and may be sensitive to erratic and abrupt market movements more so than securities of larger, more-established companies. Please read this fund's prospectus for specific information regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary March 31, 2005

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividends and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

To discourage short-term trading, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns during the 5-year and Life of Fund periods shown for Class A and C shares and for all periods shown for Class B shares reflect a contractual fee and/or expense waiver. Without this waiver, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to their inception on June 25, 2001 are derived from the historical performance of Class AARP shares of the Scudder Small Company Stock Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 3/31/05
Scudder Small Company Stock Fund	6-Month*	1-Year	3-Year	5-Year	Life of Fund*
Class A	9.97%	6.71%	11.01%	9.50%	7.97%
Class B	9.51%	5.84%	10.12%	8.59%	7.08%
Class C	9.56%	5.92%	10.17%	8.62%	7.11%
Russell 2000 Index+	8.00%	5.41%	8.05%	4.01%	7.81%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

* The Fund commenced operations on February 1, 1997. Index returns begin on January 31, 1997.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 3/31/05	$ 24.27	$ 23.42	$ 23.45
9/30/04	$ 24.87	$ 24.20	$ 24.21
Distribution Information: Six Months: Capital Gains as of March 31, 2005	$ 3.11	$ 3.11	$ 3.11
Class A Lipper Rankings — Small-Cap Core Funds Category as of 3/31/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	353	of	572	62
3-Year	112	of	472	24

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Small Company Stock Fund — Class A [] Russell 2000 Index+

Yearly periods ended March 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 3/31/05
Scudder Small Company Stock Fund		1-Year	3-Year	5-Year	Life of Fund*
Class A	Growth of $10,000	$10,057	$12,892	$14,837	$17,625
	Average annual total return	.57%	8.84%	8.21%	7.19%
Class B	Growth of $10,000	$10,303	$13,154	$14,997	$17,485
	Average annual total return	3.03%	9.57%	8.44%	7.08%
Class C	Growth of $10,000	$10,592	$13,371	$15,120	$17,526
	Average annual total return	5.92%	10.17%	8.62%	7.11%
Russell 2000 Index+	Growth of $10,000	$10,541	$12,613	$12,173	$18,480
	Average annual total return	5.41%	8.05%	4.01%	7.81%

The growth of $10,000 is cumulative.

* The Fund commenced operations on February 1, 1997. Index returns begin on January 31, 1997.

+ The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2,000 small US stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividends and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the Fund's most recent month-end performance.

To discourage short-term trading, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during the 5-year and Life of Fund periods shown reflect a contractual fee and/or expense waiver. Without this waiver, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class S shares for the periods prior to its inception on July 17, 2000 are derived from the historical performance of Class AARP of the Scudder Small Company Stock Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 3/31/05
Scudder Small Company Stock Fund	6-Month*	1-Year	3-Year	5-Year	Life of Fund*
Class AARP	9.95%	6.84%	11.23%	9.75%	8.24%
Class S	10.03%	6.97%	11.29%	9.79%	8.26%
Russell 2000 Index+	8.00%	5.41%	8.05%	4.01%	7.81%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

* The Fund commenced operations on February 1, 1997. Index returns begin on January 31, 1997.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 3/31/05	$ 24.51	$ 24.54
9/30/04	$ 25.09	$ 25.10
Distribution Information: Six Months: Capital Gains as of March 31, 2005	$ 3.11	$ 3.11

Class AARP Lipper Rankings — Small-Cap Core Funds Category as of 3/31/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	343	of	572	60
3-Year	102	of	472	22
5-Year	125	of	323	39

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class AARP shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] Scudder Small Company Stock Fund — Class AARP [] Russell 2000 Index+

Yearly periods ended March 31
Comparative Results as of 3/31/05
Scudder Small Company Stock Fund		1-Year	3-Year	5-Year	Life of Fund*
Class AARP	Growth of $10,000	$10,684	$13,761	$15,921	$19,079
	Average annual total return	6.84%	11.23%	9.75%	8.24%
Class S	Growth of $10,000	$10,697	$13,784	$15,950	$19,112
	Average annual total return	6.97%	11.29%	9.79%	8.26%
Russell 2000 Index+	Growth of $10,000	$10,541	$12,613	$12,173	$18,480
	Average annual total return	5.41%	8.05%	4.01%	7.81%

The growth of $10,000 is cumulative.

* The Fund commenced operations on February 1, 1997. Index returns begin on January 31, 1997.

+ The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2,000 small US stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended March 31, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended March 31, 2005
Actual Fund Return	Class A	Class B	Class C	Class AARP	Class S
Beginning Account Value 10/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/05	$ 1,099.70	$ 1,095.10	$ 1,095.60	$ 1,099.50	$ 1,100.30
Expenses Paid per $1,000*	$ 7.80	$ 12.22	$ 11.91	$ 6.49	$ 5.97
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class AARP	Class S
Beginning Account Value 10/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/05	$ 1,017.50	$ 1,013.26	$ 1,013.56	$ 1,018.75	$ 1,019.25
Expenses Paid per $1,000*	$ 7.49	$ 11.75	$ 11.45	$ 6.24	$ 5.74

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class AARP	Class S
Scudder Small Company Stock Fund	1.49%	2.34%	2.28%	1.24%	1.14%

For more information, please refer to the Fund's prospectuses.

Portfolio Management Review

In the following interview, Lead Portfolio Managers Janet Campagna and Robert Wang discuss Scudder Small Company Stock Fund's performance, management's strategy and the market environment during the six-month period ended March 31, 2005.

Q:  How would you describe the market environment over the last six months?

A:  It was an interesting period for the market, with a pronounced difference between the fourth calendar quarter of 2004, when the market was strong, and the first quarter of 2005, when stock prices were generally down.

In the fourth quarter of 2004, US stock prices moved up as oil prices fell slightly, stronger-than-expected economic growth was reported for the third quarter and the uncertainties surrounding the presidential election were resolved.

In the first quarter of 2005, US equities finished lower, as concerns arose regarding increasing prices of commodities (especially oil), rising interest rates, and the staying power of corporate earnings growth in the face of higher costs and competitive pressures that make it difficult to raise prices. While high energy costs have been a drag on the rest of the market, record-setting crude oil prices have boosted earnings growth at many energy companies.

Over the six-month period ended March 31, 2005, stocks of smaller companies as a category outperformed stocks of large companies: The Russell 2000 Index had a return of 8.00%, compared with the Standard & Poor's 500 Index (the S&P 500), which had a return of 6.88%.1 Within the small-cap category, value performed better than growth: The Russell 2000 Value Index had a return of 8.70%, compared with 7.23% for the Russell 2000 Growth Index.2 Among major industry groups, energy was strongest by far, and this was an important factor in the outperformance of value stocks, as the Russell 2000 Value benchmark has a higher concentration of energy holdings.

1 The Russell 2000 Index is an unmanaged, capitalization-weighted measure of approximately 2,000 small US stocks. The Standard & Poor's 500 Index is an unmanaged group of stocks generally representative of the US stock market.

It is not possible to invest directly in an index.

2 The Russell 2000 Value Index measures the performance of small companies with lower price-to-book ratios and lower forecasted growth values than the overall market. The Russell 2000 Growth Index measures the performance of small companies with a greater-than-average growth orientation as compared with the overall market. Index returns assume reinvestment of all distributions and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

3 The Lipper Small-Cap Core Funds category is an unmanaged group of mutual funds that invest primarily in large-cap stocks with a greater-than-average growth orientation compared with the overall market. Returns reflect the reinvestment of all distributions. It is not possible to invest directly in a Lipper category.

Q:  How did the fund perform during this period?

A:  Scudder Small Company Stock Fund (Class A shares) produced a total return of 9.97% for the six months ended March 31, 2005. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 7 for complete performance information.) The fund outperformed its benchmark, the Russell 2000 Index, which returned 8.00% for the period. For the six months, the fund finished slightly ahead of its peer group, the Lipper Small-Cap Core Funds category, which posted an average return of 9.39%.3

Q:  How is this fund managed?

A:  Our investment process is focused on stock selection, using a combination of quantitative processes and fundamental analysis.

We analyze a broad universe of stocks in an effort to find those that we believe will outperform their industry peers over time. The universe for Scudder Small Company Stock Fund includes the stocks in the Russell 2000 Index, which tracks 2,000 stocks of small US-based companies; median market capitalization is approximately $500 million.

We begin by sorting these stocks into 24 clearly defined industry groups. Next, we compare the stocks side by side within their industry groups based on current and historical data, including valuation, a measure of how expensive a stock is; earnings growth and growth potential; and market sentiment, which is indicated by such data as volume of shares traded and fluctuations in stock price. By synthesizing all this information we rank stocks according to their expected performance. Our model also creates an "optimal" portfolio, suggesting which stocks should be included in the fund and which ones should be omitted, as well as proportions of individual stocks to be held. We carefully analyze our model's suggestions, double-checking data and seeking additional information about each potential holding. This step-by-step approach leads to a portfolio of roughly 300 to 325 stocks. By diversifying holdings among a large number of stocks, we reduce the risk associated with each individual stock.

This model makes it possible to analyze far more stocks than can most traditional active portfolio managers, who rely primarily on their own talent and experience as well as the analytical skills of research professionals to assess each stock. Our approach combines technology and professional skill to create what we believe is the best way to reduce risk by choosing stocks that are attractively valued in an objective, consistent and repeatable manner.

Q:  What decisions enabled the fund to outperform its benchmark over the last six months?

A:  As we analyze performance over this period, we see that stock selection, particularly in the information technology sector, was the major contributor to performance. Among holdings in this sector, F5 Networks, Inc. was a top contributor to relative performance. The company's revenue growth was derived primarily from strong sales of its core traffic management products and services, which manage access to software applications on networks, a category in which F5 Networks is the global leader.

Also positive for performance was our position in the energy sector, where performance benefited further from favorable stock selection. In this sector, Vintage Petroleum, Inc., was particularly strong. Vintage is an independent energy company with operations primarily in the exploration and production, and gas marketing segments of the oil and gas industry. The company has experienced strong oil production and demand and has also benefited from the increase in oil prices. The fund's position in Vintage was sold during the period.

In the retailing group, Payless ShoeSource, Inc. was a top contributor to relative returns. This company completed a successful restructuring and also saw increased customer traffic and sales as a result of improved merchandising. Within the pharmaceuticals and biotechnology industry group, Kos Pharmaceuticals, Inc. was a key contributor to relative performance. The company's stock moved higher on news that pending litigation regarding a major drug is in discussion to be settled.

Relative performance was hurt by stock selection in several industry groups. In the consumer durables and apparel industry group, Guess, Inc., which reported poor sales figures and lacked the ability to correctly anticipate and leverage fashion trends in the last months of 2004, was a top detractor from relative performance. Within retailing, our position in Cash America International, Inc. hurt relative performance. The company is subject to new regulations that may constrain its business of payday loans.

Another holding that was negative for relative performance was Silicon Image, Inc. (semiconductor industry), which experienced a significant shortfall in licensing revenue and consumer electronics products.

Q:  Do you have other comments for shareholders?

A:  We are pleased with the fund's performance and its current positioning. We will continue to utilize a balanced approach to stock selection to seek attractive investment opportunities among small-cap stocks.

In closing, we would like to thank our investors for continued interest in the fund.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary March 31, 2005

Asset Allocation	3/31/05	9/30/04

Common Stocks	98%	97%
Cash Equivalents	2%	3%
	100%	100%
Sector Diversification (As a % of Common Stocks)	3/31/05	9/30/04

Financials	19%	21%
Industrials	17%	14%
Information Technology	15%	17%
Health Care	14%	14%
Consumer Discretionary	14%	15%
Energy	8%	7%
Materials	7%	7%
Utilities	2%	2%
Consumer Staples	2%	2%
Telecommunication Services	2%	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at March 31, 2005 (8.6% of Net Assets)
1. Energen Corp. Producer and distributor of natural gas	1.0%
2. Cabot Oil & Gas Corp. Explorer and producer of oil and gas	1.0%
3. Overseas Shipholding Group, Inc. Operator of a fleet of marine transport vessels	0.9%
4. Downey Financial Corp. Provider of banking services	0.9%
5. Plains Exploration & Production Co. Is an independent oil and gas company with onshore and offshore operations	0.8%
6. Quanex Corp. Manufacturer of specialized carbon, alloy, steel and aluminum products	0.8%
7. Southern Union Co. Explorer of natural gas distributors	0.8%
8. FirstFed Financial Corp. Holder for provider of banking services	0.8%
9. Comstock Resources, Inc. Producer and explorer for oil and natural gas reserves	0.8%
10. Payless Shoesource, Inc. Foot retailer that operates self-service family shoe stores	0.8%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 17. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of March 31, 2005 (Unaudited)

	Shares	Value ($)

Common Stocks 97.9%
Consumer Discretionary 13.2%
Auto Components 0.5%
Hayes Lemmerz International, Inc.*	25,100	130,520
Midas, Inc.*	10,400	237,432
Tenneco Automotive, Inc.*	45,400	565,684
		933,636
Hotels, Restaurants & Leisure 4.1%
Ameristar Casinos, Inc.	20,600	1,126,408
Argosy Gaming Co.*	26,000	1,193,920
California Pizza Kitchen, Inc.*	22,900	536,776
CEC Entertainment, Inc.*	35,150	1,286,490
CKE Restaurants, Inc.*	50,300	797,255
Dave & Buster's, Inc.*	13,700	256,190
Jack in the Box, Inc.*	17,700	656,670
Scientific Games Corp. "A"*	48,300	1,103,655
		6,957,364
Household Durables 0.7%
American Woodmark Corp.	15,000	544,200
Hooker Furniture Corp.	4,700	88,783
WCI Communities, Inc.*	18,000	541,440
		1,174,423
Internet & Catalog Retail 0.6%
drugstore.com, Inc.*	26,100	67,338
J. Jill Group, Inc.*	40,400	555,904
Priceline.com, Inc.*	16,000	403,200
		1,026,442
Leisure Equipment & Products 0.4%
Arctic Cat, Inc.	8,000	216,480
Callaway Golf Co.	5,000	64,000
Escalade, Inc.	12,500	170,375
The Topps Co., Inc.	20,200	186,042
		636,897
Media 0.6%
Insight Communications Co., Inc. "A"*	5,700	67,545
Journal Communications, Inc. "A"	16,300	269,765
LodgeNet Entertainment Corp.*	20,900	393,756
Salem Communications Corp. "A"*	9,700	199,820
Thomas Nelson, Inc.	6,200	146,630
		1,077,516
Specialty Retail 4.5%
Aeropostale, Inc.*	27,300	894,075
Cato Corp. "A"	23,700	764,325
Jo-Ann Stores, Inc.*	2,300	64,607
Men's Wearhouse, Inc.*	28,100	1,186,101
Payless Shoesource, Inc.*	86,400	1,364,256
Select Comfort Corp.*	53,900	1,101,716
Stein Mart, Inc.*	51,600	1,161,000
The Children's Place Retail Stores, Inc.*	8,100	386,775
Too, Inc.*	12,600	310,842
Trans World Entertainment Corp.*	28,200	415,386
		7,649,083
Textiles, Apparel & Luxury Goods 1.8%
Guess!, Inc.*	48,700	667,190
K-Swiss Inc.	23,300	769,599
Skechers USA, Inc. "A"*	49,800	770,904
UniFirst Corp.	9,400	375,060
Wolverine World Wide, Inc.	26,300	563,609
		3,146,362
Consumer Staples 2.1%
Beverages 0.2%
Boston Beer Co., Inc. "A"*	12,700	278,130
Food & Staples Retailing 1.1%
Great Atlantic & Pacific Tea Co., Inc.*	36,700	546,830
Nash-Finch Co.	17,500	664,825
Pantry, Inc.*	24,100	746,377
		1,958,032
Food Products 0.4%
J & J Snack Foods Corp.	12,000	561,960
Lance, Inc.	5,000	80,350
		642,310
Personal Products 0.4%
Nature's Sunshine Products, Inc.	14,600	250,682
Nutraceutical International Corp.*	24,600	390,156
		640,838
Energy 8.1%
Oil & Gas
Berry Petroleum Co. "A"	14,400	740,880
Cabot Oil & Gas Corp. "A"	29,800	1,643,470
Callon Petroleum Co.*	47,100	731,934
Cimarex Energy Co.*	15,500	604,500
Comstock Resources, Inc.*	47,900	1,376,646
Denbury Resources, Inc.*	9,500	334,685
Edge Petroleum Corp.*	10,900	180,504
KCS Energy, Inc.*	26,300	403,968
Meridian Resource Corp.*	53,300	275,028
Mission Resources Corp.*	57,900	409,932
Overseas Shipholding Group, Inc.	24,200	1,522,422
Penn Virginia Corp.	2,200	100,980
Plains Exploration & Production Co.*	41,600	1,451,840
Remington Oil & Gas Corp.*	19,600	617,792
Southwestern Energy Co.*	11,900	675,444
Stone Energy Corp.*	27,100	1,316,247
Tesoro Petroleum Corp.*	29,500	1,092,090
Whiting Petroleum Corp.*	10,900	444,502
		13,922,864
Financials 18.5%
Banks 8.6%
AMCORE Finanical, Inc.	10,100	285,325
Bank of the Ozarks, Inc.	19,800	628,650
BankUnited Financial Corp. "A"	8,300	222,938
Cathay General Bancorp.	14,000	441,000
Center Financial Corp.	3,900	68,757
Corus Bankshares, Inc.	2,600	123,994
Downey Financial Corp.	23,900	1,470,567
East West Bancorp., Inc.	28,500	1,052,220
Fidelity Bancshares, Inc.	8,100	186,138
First BanCorp.	13,300	561,925
First Charter Corp.	1,600	36,144
First Financial Bankshares, Inc.	2,300	102,649
First Republic Bank	34,650	1,121,621
FirstFed Financial Corp.*	27,200	1,387,472
Hancock Holding Co.	9,100	295,750
Hanmi Financial Corp.	20,200	334,310
IBERIABANK Corp.	3,200	180,032
Nara Bancorp, Inc.	9,500	133,475
NetBank, Inc.	30,000	254,400
OceanFirst Financial Corp.	5,000	114,850
Old National Bancorp.	12,500	253,750
Pacific Capital Bancorp.	10,533	313,673
PFF Bancorp., Inc.	31,950	881,820
Prosperity Bancshares, Inc.	11,600	307,284
R & G Financial Corp. "B"	40,650	1,267,060
Republic Bancorp., Inc.	12,873	174,300
Seacoast Banking Corp. of Florida	7,080	139,334
Southwest Bancorporation of Texas, Inc.	15,642	287,031
Sterling Financial Corp.*	9,360	334,152
Texas Regional Bancshares, Inc. "A"	2,572	77,443
UMB Financial Corp.	2,100	119,532
WesBanco, Inc.	5,700	156,807
Westamerica Bancorp.	6,400	331,328
Wintrust Financial Corp.	11,650	548,599
WSFS Financial Corp.	9,400	494,064
		14,688,394
Capital Markets 0.1%
Investment Technology Group, Inc.*	10,200	178,500
Consumer Finance 0.6%
Cash America International, Inc.	42,800	938,604
Encore Capital Group, Inc.*	7,000	101,850
		1,040,454
Diversified Financial Services 1.0%
Accredited Home Lenders Holding Co.*	28,100	1,018,063
Gabelli Asset Management, Inc.	3,200	142,880
National Financial Partners Corp.	8,300	330,340
Santander BanCorp	3,000	78,990
TNS, Inc.*	8,200	147,190
		1,717,463
Insurance 1.6%
American Physicians Capital, Inc.*	16,700	572,309
Argonaut Group, Inc.*	11,500	244,030
Commerce Group, Inc.	5,400	334,692
Stewart Information Services Corp.	5,000	187,600
The Midland Co.	3,500	110,285
Zenith National Insurance Corp.	25,700	1,332,802
		2,781,718
Real Estate 6.6%
Alexandria Real Estate Equities, Inc. (REIT)	6,200	399,156
Anthracite Capital, Inc. (REIT)	9,200	102,488
Brandywine Realty Trust (REIT)	17,500	497,000
Capital Automotive (REIT)	14,300	473,616
Capstead Mortgage Corp. (REIT)	10,600	90,630
CarrAmerica Realty Corp. (REIT)	17,400	548,970
Colonial Properties Trust (REIT)	5,200	199,732
Commercial Net Lease Realty (REIT)	10,900	201,105
Cousins Properties, Inc. (REIT)	7,700	199,199
CRT Properties, Inc. (REIT)	4,000	87,120
Equity Lifestyle Properties, Inc. (REIT)	7,100	250,275
Essex Property Trust, Inc. (REIT)	7,600	525,160
First Industrial Realty Trust, Inc. (REIT)	8,300	313,989
Glimcher Realty Trust (REIT)	5,900	139,830
Heritage Property Investment Trust (REIT)	7,600	225,568
Highwoods Properties, Inc. (REIT)	18,000	482,760
Home Properties, Inc. (REIT)	12,300	477,240
Jones Lang LaSalle, Inc.*	5,600	261,240
Kilroy Realty Corp. (REIT)	12,400	507,284
Maguire Properties, Inc. (REIT)	10,000	238,800
Nationwide Health Properties, Inc. (REIT)	24,700	499,187
New Century Financial Corp. (REIT)	12,600	589,932
Novastar Financial, Inc. (REIT)	11,000	396,110
Pennsylvania Real Estate Investment Trust (REIT)	8,300	334,656
Prentiss Properties Trust (REIT)	15,500	529,480
PS Business Parks, Inc. (REIT)	2,900	116,870
RAIT Investment Trust (REIT)	7,100	190,422
Realty Income Corp. (REIT)	11,000	251,680
Redwood Trust, Inc. (REIT)	7,700	394,086
Sovran Self Storage, Inc. (REIT)	9,200	364,596
Sun Communities, Inc. (REIT)	6,800	243,440
Tanger Factory Outlet Centers, Inc. (REIT)	11,000	242,000
Taubman Centers, Inc. (REIT)	18,900	524,286
Washington Real Estate Investment Trust (REIT)	9,100	261,625
		11,159,532
Health Care 13.2%
Biotechnology 0.4%
Albany Molecular Research, Inc.*	36,200	372,136
Third Wave Technologies*	68,300	393,408
		765,544
Health Care Equipment & Supplies 4.2%
Align Technology, Inc.*	48,400	302,016
Alliance Imaging, Inc.*	54,500	520,475
American Medical Systems Holdings, Inc.*	51,800	889,924
DJ Orthopedics, Inc.*	13,300	333,165
Haemonetics Corp.*	29,200	1,231,072
Hologic, Inc.*	11,300	360,188
Immucor, Inc.*	29,200	881,548
Integra LifeSciences Holdings Corp.*	15,000	528,300
Ista Pharmaceuticals, Inc.*	3,200	31,616
PolyMedica Corp.	27,300	867,048
SurModics, Inc.*	7,300	232,943
Ventana Medical Systems, Inc.*	28,000	1,048,880
		7,227,175
Health Care Providers & Services 4.7%
Allscripts Healthcare Solutions, Inc.*	43,900	627,770
Amedisys, Inc.*	15,300	462,825
America Service Group, Inc.*	10,350	229,045
Centene Corp.*	34,400	1,031,656
Cerner Corp.*	13,200	693,132
Chemed Corp.	7,700	588,896
Lifeline Systems, Inc.*	6,700	203,144
MedCath Corp.*	10,400	304,720
Molina Healthcare, Inc.*	15,400	709,786
Option Care, Inc.	26,000	535,340
PDI, Inc.*	20,100	412,050
RehabCare Group, Inc.*	24,400	700,524
Res-Care, Inc.*	58,400	730,584
SFBC International, Inc.*	21,400	754,136
		7,983,608
Pharmaceuticals 3.9%
Alpharma, Inc. "A"	51,300	632,016
Bone Care International, Inc.*	6,300	163,422
Connetics Corp.*	35,900	907,911
First Horizon Pharmaceutical Corp.*	25,500	430,440
Impax Laboratories, Inc.*	33,700	539,200
Keryx Biopharmaceuticals, Inc.*	41,700	557,112
Kos Pharmaceuticals, Inc.*	20,900	871,112
Ligand Pharmaceuticals, Inc. "B"*	67,700	387,921
Progenics Pharmaceuticals, Inc.*	15,100	253,831
United Therapeutics Corp.*	20,600	941,317
Valeant Pharmaceuticals International	37,300	839,996
ZymoGenetics, Inc.*	9,600	146,496
		6,670,774
Industrials 16.9%
Aerospace & Defense 2.3%
Ceradyne, Inc.*	33,900	758,343
DRS Technologies, Inc.*	17,200	731,000
Hexcel Corp.*	41,300	640,563
Moog, Inc. "A"*	12,300	555,960
Orbital Sciences Corp.*	22,300	215,864
Teledyne Technologies, Inc.*	30,700	960,910
		3,862,640
Airlines 0.5%
Pinnacle Airlines Corp.*	85,200	904,824
Building Products 1.0%
Eagle Materials, Inc.	14,000	1,133,160
Griffon Corp.*	27,500	588,775
Jacuzzi Brands, Inc.*	5,000	48,800
		1,770,735
Commercial Services & Supplies 6.8%
Administaff, Inc.	39,900	582,540
Brady Corp. "A"	30,800	996,380
Casella Waste Systems, Inc. "A"*	4,300	56,889
Coinstar, Inc.*	22,200	470,640
Consolidated Graphics, Inc.*	14,700	773,220
DiamondCluster International, Inc.*	37,400	602,140
Duratek, Inc.*	12,800	255,360
Euronet Worldwide, Inc.*	29,500	842,225
Geo Group, Inc.*	2,300	65,734
Heidrick & Struggles International, Inc.*	24,300	893,511
John H. Harland Co.	11,200	384,832
Korn/Ferry International*	47,200	898,216
NCO Group, Inc.*	13,300	260,015
Nu Skin Enterprises, Inc. "A"	44,600	1,003,946
NuCo2, Inc.*	12,900	339,270
Stewart Enterprises, Inc. "A"	39,500	242,925
TeleTech Holdings, Inc.*	72,200	932,824
Ventiv Health, Inc.*	29,600	680,800
Waste Connections, Inc.*	35,600	1,237,100
		11,518,567
Construction & Engineering 1.1%
Dycom Industries, Inc.*	34,700	797,753
EMCOR Group, Inc.*	6,800	318,376
Perini Corp.*	51,000	703,290
		1,819,419
Electrical Equipment 0.5%
Franklin Electric Co., Inc.	19,000	716,870
Regal-Beloit Corp.	3,700	106,523
		823,393
Industrial Conglomerates 0.7%
Blount International, Inc.*	11,100	188,478
ESCO Technologies, Inc.*	1,400	112,490
Matthews International Corp. "A"	1,400	45,864
Tredegar Corp.	52,800	890,208
		1,237,040
Machinery 1.8%
Astec Industries, Inc.*	40,200	886,410
JLG Industries, Inc.	39,700	855,535
Mueller Industries, Inc.	3,900	109,785
Sauer-Danfoss, Inc.	3,300	74,679
Stewart & Stevenson Services, Inc.	8,300	189,987
Terex Corp.*	22,500	974,250
		3,090,646
Road & Rail 1.8%
Arkansas Best Corp.	17,000	642,260
Dollar Thrifty Automotive Group, Inc.*	22,400	734,272
Knight Transportation, Inc.	44,500	1,097,815
Old Dominion Freight Line, Inc.*	19,900	619,885
		3,094,232
Trading Companies & Distributors 0.4%
WESCO International, Inc.*	26,600	744,800
Information Technology 14.9%
Communications Equipment 1.9%
Arris Group, Inc.*	79,000	545,890
Belden CDT, Inc.	5,400	119,934
Brocade Communications Systems, Inc.*	143,100	847,152
CommScope, Inc.*	5,800	86,768
Equinix, Inc.*	1,500	63,510
F5 Networks, Inc.*	13,800	696,762
Inter-Tel, Inc.	10,500	257,250
InterDigital Communications Corp.*	46,600	713,912
		3,331,178
Computers & Peripherals 1.0%
Dot Hill Systems Corp.*	83,700	498,015
Hutchinson Technology, Inc.*	21,200	737,336
Mobility Electronics, Inc.*	53,200	371,868
SBS Technologies, Inc.*	2,900	32,335
		1,639,554
Electronic Equipment & Instruments 1.9%
Agilysys, Inc.	32,900	646,814
BEI Technologies, Inc.	22,100	529,737
Digimarc Corp.*	48,500	298,275
Itron, Inc.*	2,400	71,136
LeCroy Corp.*	32,700	560,151
MIPS Technologies, Inc.*	10,000	115,000
MTS Systems Corp.	4,900	142,247
Rofin-Sinar Technologies, Inc.*	20,300	652,442
X-Rite, Inc.	11,700	175,968
		3,191,770
Internet Software & Services 1.2%
@Road, Inc.*	9,400	38,540
Digital Insight Corp.*	10,400	170,560
EarthLink, Inc.*	23,700	213,300
j2 Global Communications, Inc.*	13,700	470,047
Openwave Systems, Inc.*	22,600	275,494
Watchguard Technologies, Inc.*	4,500	14,535
WebEx Communications, Inc.*	19,400	418,846
Websense, Inc.*	9,500	511,100
		2,112,422
IT Consulting & Services 0.7%
Covansys Corp.*	47,100	702,496
Intrado, Inc.*	31,900	392,370
ProQuest Co.*	2,900	104,835
		1,199,701
Semiconductors & Semiconductor Equipment 4.2%
ADE Corp.*	4,400	97,680
AMIS Holdings, Inc.*	65,800	742,882
ATMI, Inc.*	27,500	688,600
Cirrus Logic, Inc.*	53,700	242,724
Diodes, Inc.*	28,500	773,205
Helix Technology Corp.	42,100	651,287
IXYS Corp.*	57,600	658,944
Micrel, Inc.*	65,500	603,910
OmniVision Technologies, Inc.*	38,100	577,215
Photronics, Inc.*	40,000	724,000
Silicon Image, Inc.*	54,100	544,246
Skyworks Solutions, Inc.*	77,000	488,950
TTM Technologies*	39,000	407,940
		7,201,583
Software 4.0%
Altiris, Inc.*	25,100	598,635
Ansoft Corp.*	29,400	793,212
ANSYS, Inc.*	17,200	588,412
E. Piphany*	17,600	62,480
Kronos, Inc.*	19,800	1,011,978
Parametric Technology Corp.*	161,800	904,462
RSA Security, Inc.*	21,800	345,530
SeaChange International, Inc.*	31,400	406,630
SS&C Technologies, Inc.	32,350	737,580
Ulticom, Inc.*	36,000	400,680
Verity, Inc.*	22,700	214,515
Wind River Systems, Inc.*	10,300	155,324
Witness Systems, Inc.*	32,600	572,130
		6,791,568
Materials 6.8%
Chemicals 1.4%
Compass Minerals International, Inc.	38,600	982,370
Octel Corp.	9,700	179,741
Terra Industries, Inc.*	91,700	711,592
W.R. Grace & Co.*	56,200	478,824
		2,352,527
Containers & Packaging 1.7%
Crown Holdings, Inc.*	66,400	1,033,184
Greif, Inc. "A"	12,000	836,160
Silgan Holdings, Inc.	15,500	1,007,190
		2,876,534
Metals & Mining 2.8%
Carpenter Technology Corp.	4,800	285,168
Hecla Mining Co.*	110,900	607,732
NS Group, Inc.*	25,900	813,519
Oregon Steel Mills, Inc.*	28,500	655,500
Quanex Corp.	26,800	1,428,976
Steel Dynamics, Inc.	29,900	1,030,055
		4,820,950
Paper & Forest Products 0.9%
Buckeye Technologies, Inc.*	16,000	172,800
Deltic Timber Corp.	13,400	523,940
Pope & Talbot, Inc.	54,200	952,836
		1,649,576
Telecommunication Services 1.9%
Diversified Telecommunication Services 1.1%
Alaska Communications Systems Group, Inc.	36,800	369,840
General Communication, Inc. "A"*	18,200	166,166
North Pittsburgh Systems, Inc.	12,300	243,110
Premiere Global Services, Inc.*	72,600	821,832
Talk America Holdings, Inc.*	42,600	274,770
		1,875,718
Wireless Telecommunication Services 0.8%
Alamosa Holdings, Inc.*	34,900	407,283
Centennial Communications Corp.*	48,400	525,140
UbiquiTel, Inc.*	58,000	388,600
		1,321,023
Utilities 2.3%
Electric Utilities 0.3%
PNM Resources, Inc.	19,500	520,260
Gas Utilities 2.0%
Energen Corp.	24,800	1,651,680
South Jersey Industries, Inc.	6,400	360,960
Southern Union Co.*	55,900	1,403,649
		3,416,289
Total Common Stocks (Cost $152,130,088)		167,424,008
	Principal Amount ($)	Value ($)

US Government Backed 0.4%
US Treasury Bill, 2.356%**, 4/21/2005 (b) (Cost $654,160)	655,000	654,054
	Shares	Value ($)

Cash Equivalents 1.8%
Scudder Cash Management QP Trust, 2.69% (c) (Cost $2,985,793)	2,985,793	2,985,793
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $155,770,041) (a)	100.1	171,063,855
Other Assets and Liabilities, Net	(0.1)	(125,139)
Net Assets	100.0	170,938,716

* Non-income producing security.

** Annualized yield at the time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $155,719,463. At March 31, 2005, net unrealized appreciation for all securities based on tax cost was $15,344,392. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $22,637,663 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $7,293,271.

(b) At March 31, 2005, this security has been segregated, in whole or in part, to cover initial margin requirements for open futures contracts.

(c) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

REIT: Real Estate Investment Trust

At March 31, 2005, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Depreciation ($)
Russell 2000 Index	6/16/2005	11	3,530,500	3,397,900	(132,600)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2005 (Unaudited)
Assets
Investments Investments in securities, at value (cost $152,784,248)	$ 168,078,062
Investment in Scudder Cash Management QP Trust (cost $2,985,793)	2,985,793
Total investments in securities, at value (cost $155,770,041)	171,063,855
Cash	10,000
Receivable for Fund shares sold	100,281
Dividends receivable	118,768
Interest receivable	7,480
Receivable for daily variation margin on open futures contracts	8,525
Other assets	30,571
Total assets	171,339,480
Liabilities
Payable for Fund shares redeemed	58,964
Accrued management fee	108,012
Other accrued expenses and payables	233,788
Total liabilities	400,764
Net assets, at value	$ 170,938,716
Net Assets
Net assets consist of Accumulated net investment loss	(130,884)
Net unrealized appreciation (depreciation) on: Investments	15,293,814
Futures	(132,600)
Accumulated net realized gain (loss)	12,174,001
Paid-in capital	143,734,385
Net assets, at value	$ 170,938,716

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of March 31, 2005 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($13,370,216 ÷ 550,879 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 24.27
Maximum offering price per share (100 ÷ 94.25 of $24.27)	$ 25.75

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($2,608,819 ÷ 111,371 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 23.42

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($1,551,021 ÷ 66,137 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 23.45
Class AARP Net Asset Value, offering and redemption price(a) per share ($66,573,852 ÷ 2,715,753 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 24.51
Class S Net Asset Value, offering and redemption price(a) per share ($86,834,808 ÷ 3,538,818 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 24.54

(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended March 31, 2005 (Unaudited)
Investment Income
Income: Dividends	$ 861,945
Interest — Scudder Cash Management QP Trust	45,015
Interest	6,437
Total Income	913,397
Expenses: Management fee	633,874
Services to shareholders	240,886
Custodian and accounting fees	46,328
Distribution service fees	36,888
Auditing	27,924
Legal	2,237
Trustees' fees and expenses	3,060
Reports to shareholders	22,801
Registration fees	27,236
Other	5,030
Total expenses before expense reductions	1,046,264
Expense reductions	(1,983)
Total expenses after expense reductions	1,044,281
Net investment income (loss)	(130,884)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	12,710,929
Futures	452,035
13,162,964
Net unrealized appreciation (depreciation) during the period on: Investments	2,621,174
Futures	(204,153)
2,417,021
Net gain (loss) on investment transactions	15,579,985
Net increase (decrease) in net assets resulting from operations	$ 15,449,101

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2005 (Unaudited)	Year Ended September 30, 2004
Operations: Net investment income (loss)	$ (130,884)	$ (569,416)
Net realized gain (loss) on investment transactions	13,162,964	21,979,649
Net unrealized appreciation (depreciation) during the period on investment transactions	2,417,021	(396,586)
Net increase (decrease) in net assets resulting from operations	15,449,101	21,013,647
Distributions to shareholders from: Net realized gains: Class A	(1,639,869)	(201,960)
Class B	(314,619)	(69,815)
Class C	(164,992)	(37,648)
Class AARP	(7,770,002)	(1,678,419)
Class S	(9,602,050)	(1,770,725)
Fund share transactions: Proceeds from shares sold	20,576,665	72,187,693
Reinvestment of distributions	18,511,128	3,588,425
Cost of shares redeemed	(19,739,084)	(46,856,624)
Redemption fees	18	—
Net increase (decrease) in net assets from Fund share transactions	19,348,727	28,919,494
Increase (decrease) in net assets	15,306,296	46,174,574
Net assets at beginning of period	155,632,420	109,457,846
Net assets at end of period (including accumulated net investment loss of $130,884 and $0, respectively)	$ 170,938,716	$ 155,632,420

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended September 30,	2005[a]	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 24.87	$ 21.43	$ 16.02	$ 16.04	$ 18.50
Income (loss) from investment operations: Net investment income (loss)[c]	(.05)	(.15)	(.05)	(.08)	(.03)
Net realized and unrealized gain (loss) on investment transactions	2.56	4.29	5.46	.06	(2.43)
Total from investment operations	2.51	4.14	5.41	(.02)	(2.46)
Less distributions from: Net realized gains on investment transactions	(3.11)	(.70)	—	—	—
Redemption fees	.00***	—	—	—	—
Net asset value, end of period	$ 24.27	$ 24.87	$ 21.43	$ 16.02	$ 16.04
Total Return (%)[d]	9.97**	19.45	33.77	(.12)	(13.30)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	13	13	5	1.009
Ratio of expenses (%)	1.49*	1.50	1.42	1.48	1.48*
Ratio of net investment income (loss) (%)	(.41)*	(.62)	(.25)	(.44)	(.60)*
Portfolio turnover rate (%)	179*	186	164	146	48

[a] For the six months ended March 31, 2005 (Unaudited).

[b] For the period from June 25, 2001 (commencement of sales of Class A shares) to September 30, 2001.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B
Years Ended September 30,	2005[a]	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 24.20	$ 21.03	$ 15.85	$ 16.01	$ 18.50
Income (loss) from investment operations: Net investment income (loss)[c]	(.15)	(.33)	(.19)	(.22)	(.06)
Net realized and unrealized gain (loss) on investment transactions	2.48	4.20	5.37	.06	(2.43)
Total from investment operations	2.33	3.87	5.18	(.16)	(2.49)
Less distributions from: Net realized gains on investment transactions	(3.11)	(.70)	—	—	—
Redemption fees	.00***	—	—	—	—
Net asset value, end of period	$ 23.42	$ 24.20	$ 21.03	$ 15.85	$ 16.01
Total Return (%)[d]	9.51**	18.47[e]	32.68	(1.00)	(13.46)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	3	2.9		.02
Ratio of expenses before expense reduction (%)	2.34*	2.32	2.25	2.28	2.28*
Ratio of expenses after expense reduction (%)	2.34*	2.31	2.25	2.28	2.28*
Ratio of net investment income (loss) (%)	(1.26)*	(1.43)	(1.08)	(1.24)	(1.40)*
Portfolio turnover rate (%)	179*	186	164	146	48

[a] For the six months ended March 31, 2005 (Unaudited).

[b] For the period from June 25, 2001 (commencement of sales of Class B shares) to September 30, 2001.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C
Years Ended September 30,	2005[a]	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 24.21	$ 21.04	$ 15.85	$ 16.01	$ 18.50
Income (loss) from investment operations: Net investment income (loss)[c]	(.14)	(.33)	(.20)	(.22)	(.06)
Net realized and unrealized gain (loss) on investment transactions	2.49	4.20	5.39	.06	(2.43)
Total from investment operations	2.35	3.87	5.19	(.16)	(2.49)
Less distributions from: Net realized gains on investment transactions	(3.11)	(.70)	—	—	—
Redemption fees	.00***	—	—	—	—
Net asset value, end of period	$ 23.45	$ 24.21	$ 21.04	$ 15.85	$ 16.01
Total Return (%)[d]	9.56**	18.51	32.74	(1.00)	(13.46)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	1.9		.1	.002
Ratio of expenses (%)	2.28*	2.28	2.21	2.26	2.25*
Ratio of net investment income (loss) (%)	(1.20)*	(1.40)	(1.04)	(1.22)	(1.37)*
Portfolio turnover rate (%)	179*	186	164	146	48

[a] For the six months ended March 31, 2005 (Unaudited).

[b] For the period from June 25, 2001 (commencement of sales of Class C shares) to September 30, 2001.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class AARP
Years Ended September 30,	2005[a]	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 25.09	$ 21.57	$ 16.09	$ 16.06	$ 18.32	$ 17.89
Income (loss) from investment operations: Net investment income (loss)[b]	(.02)	(.09)	(.01)	(.03)	(.06)	(.08)
Net realized and unrealized gain (loss) on investment transactions	2.55	4.31	5.49	.06	(2.20)	.53
Total from investment operations	2.53	4.22	5.48	.03	(2.26)	.45
Less distributions from: Net investment income	—	—	—	—	—	(.02)
Net realized gains on investment transactions	(3.11)	(.70)	—	—	—	—
Total distributions	(3.11)	(.70)	—	—	—	(.02)
Redemption fees	.00***	—	—	—	—	—
Net asset value, end of period	$ 24.51	$ 25.09	$ 21.57	$ 16.09	$ 16.06	$ 18.32
Total Return (%)	9.95**	19.70	34.06	.19	(12.34)	2.41[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	67	63	50	37	34	48
Ratio of expenses before expense reductions (%)	1.24*	1.25	1.21	1.21	1.23	1.86[d]
Ratio of expenses after expense reductions (%)	1.24*	1.25	1.21	1.21	1.23	1.73[d]
Ratio of net investment income (loss) (%)	(.16)*	(.37)	(.04)	(.17)	(.32)	(.46)
Portfolio turnover rate (%)	179*	186	164	146	48	48

[a] For the six months ended March 31, 2005 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.78% and 1.65%, respectively.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S
Years Ended September 30,	2005[a]	2004	2003	2002	2001	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$ 25.10	$ 21.56	$ 16.08	$ 16.05	$ 18.30	$ 18.50
Income (loss) from investment operations: Net investment income (loss)[c]	(.01)	(.08)	(.01)	(.03)	(.06)	.00***
Net realized and unrealized gain (loss) on investment transactions	2.56	4.32	5.49	.06	(2.19)	(.20)
Total from investment operations	2.55	4.24	5.48	.03	(2.25)	(.20)
Less distributions from: Net realized gains on investment transactions	(3.11)	(.70)	—	—	—	—
Redemption fees	.00***	—	—	—	—	—
Net asset value, end of period	$ 24.54	$ 25.10	$ 21.56	$ 16.08	$ 16.05	$ 18.30
Total Return (%)	10.03**	19.80	34.08	.19	(12.30)	(1.14)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	87	77	52	41	42	46
Ratio of expenses (%)	1.14*	1.20	1.21	1.21	1.23	1.19d*
Ratio of net investment income (loss) (%)	(.06)*	(.32)	(.04)	(.17)	(.32)	(.21)*
Portfolio turnover rate (%)	179*	186	164	146	48	48

[a] For the six months ended March 31, 2005 (Unaudited).

[b] For the period from July 17, 2000 (commencement of sales of Class S shares) to September 30, 2000.

[c] Based on average shares outstanding during the period.

[d] The ratio of operating expenses includes a one-time reduction in reorganization costs from fiscal 2000. The ratio without this reduction was 1.24%.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Small Company Stock Fund (the "Fund") is a diversified series of Investment Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information). Class AARP and S shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Net investment income of the Fund is distributed, if any, is distributed to shareholder annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund and certain securities sold at loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions, will be determined at the end of the current fiscal year.

Redemption Fees. Effective February 1, 2005, the Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset valuation calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended March 31, 2005, purchases and sales of investment securities (excluding short-term investments) aggregated $149,002,350 and $148,066,237, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.75% of the first $500,000,000 of the Fund's average daily net assets, 0.70% of the next $500,000,000 of such net assets and 0.65% of such net assets in excess of $1,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended March 31, 2005, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.75% of the Fund's average daily net assets.

Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.50% of average daily net assets (excluding certain expenses such as Rule 12b-1 distribution and/or service fees, trustees and trustee counsel fees, extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses).

In addition to the contractual expense limitation described above, for the period April 1, 2004 through November 30, 2005, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses at 1.34%, 1.36%, 1.36%, 1.34% and 1.34% for Class A, B, C, AARP and S, respectively, of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustees and trustees' counsel fees and organizational and offering expenses).

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for Class A, B, and C shares. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, dividend-paying and shareholder service agent for Class AARP and S shares. Pursuant to a sub-transfer agency agreement among SISC, SSC and DST Systems, Inc. ("DST"), SISC and SCC have delegated certain transfer agent and dividend-paying agent functions to DST. SISC and SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the six months ended March 31, 2005, the amounts charged to the Fund by SISC and SSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at March 31, 2005
Class A	$ 19,955	$ 15,459
Class B	5,000	3,245
Class C	2,155	1,476
Class AARP	95,852	64,640
Class S	75,619	50,270
	$ 198,581	$ 135,090

Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the six months ended March 31, 2005, the amount charged to the Fund by SFAC for accounting services aggregated $37,505, of which $15,930 is unpaid.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended March 31, 2005, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at March 31, 2005
Class B	$ 9,804	$ 1,736
Class C	5,004	1,003
	$ 14,808	$ 2,739

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended March 31, 2005, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at March 31, 2005	Annualized Effective Rate
Class A	$ 17,144	$ 3,923.25%
Class B	3,268	1,131.25%
Class C	1,668	588.25%
	$ 22,080	$ 5,642

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended March 31, 2005 aggregated $1,465. There were no underwriting commissions paid in connection with the distribution of Class C shares for the six months ended March 31, 2005.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C of the value of the shares redeemed. For the six months ended March 31, 2005, the CDSC for Class B and C shares aggregated $6,458 and $33, respectively.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP Classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP Classes become larger, are as follows: 0.07% for the first $6 billion of net assets, 0.06% for the next $10 billion of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

Insurance Brokerage Commissions. The Fund paid insurance premiums to an unaffiliated insurance broker in 2002 and 2003. This broker in turn paid a portion of its commissions to an affiliate of the Advisor, which performed certain insurance brokerage services for the broker. The Advisor has reimbursed the Fund for the portion of commissions (plus interest) paid to the affiliate of the Advisor attributable to the premiums paid by the Fund. The amounts for 2002 and 2003 were $30 and $35, respectively.

D. Expense Reductions

For the six months ended March 31, 2005, the Advisor agreed to reimburse the Fund $1,710, which represents a portion of the fee savings expected to be realized by the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended March 31, 2005, the custodian fees were reduced by $273 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended March 31, 2005		Year Ended September 30, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	128,618	$ 3,210,657	745,149	$ 18,446,587
Class B	23,779	580,927	57,834	1,376,337
Class C	34,260	858,838	62,358	1,485,393
Class AARP	194,303	5,032,121	737,195	18,199,151
Class S	428,636	10,894,122	1,320,003	32,680,225
		$ 20,576,665		$ 72,187,693
Shares issued to shareholders in reinvestment of distributions
Class A	53,811	$ 1,318,918	8,203	$ 195,311
Class B	12,352	293,076	2,608	60,805
Class C	6,047	143,475	1,605	37,431
Class AARP	298,206	7,389,877	66,485	1,594,331
Class S	377,805	9,365,782	70,943	1,700,547
		$ 18,511,128		$ 3,588,425
Shares redeemed
Class A	(151,196)	$ (3,697,427)	(447,454)	$ (10,366,672)
Class B	(29,932)	(730,768)	(48,737)	(1,152,279)
Class C	(16,582)	(411,085)	(64,408)	(1,516,850)
Class AARP	(271,628)	(6,891,108)	(617,268)	(15,138,968)
Class S	(316,752)	(8,008,696)	(763,174)	(18,681,855)
		$ (19,739,084)		$ (46,856,624)
Redemption fees		$ 18		$ —
Net increase (decrease)
Class A	31,233	$ 832,158	305,898	$ 8,275,226
Class B	6,199	143,241	11,705	284,863
Class C	23,725	591,230	(445)	5,974
Class AARP	220,881	5,530,890	186,412	4,654,514
Class S	489,689	12,251,208	627,772	15,698,917
		$ 19,348,727		$ 28,919,494

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C
Nasdaq Symbol	SZCAX	SZCBX	SZCCX
CUSIP Number	460965-585	460965-577	460965-569
Fund Number	439	639	739

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web sites — aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	ASCSX	SSLCX
Fund Number	139	339
Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

For AARP shareholders only: Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor's status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. With respect to accounts that are jointly held, an opt-out request received from any of the joint account holders will be applied to the entire account.

Questions on this policy may be sent to:

For Class AARP:
AARP Investment Program, Attention: Correspondence,
P.O. Box 219735, Kansas City, MO 64121-9735

For Class S:
Scudder Investments, Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

For all other classes:
Scudder Investments, Attention: Correspondence — Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

September 2004

Notes

Notes

ITEM 2.         CODE OF ETHICS.

                Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Not applicable.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL
33910.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Small Company Stock Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Chief Executive Officer

Date:                               May 31, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Small Company Stock Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Chief Executive Officer

Date:                               May 31, 2005

By:                                 /s/Paul Schubert
                                    ---------------------------
                                    Chief Financial Officer

Date:                               May 31, 2005